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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): February 1, 1998

                           Atria Communities, Inc.
              (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-211589            61-1303738
  (State or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)          File Number)      Identification No.)



       501 South Fourth Avenue, Suite 14O
       Louisville, Kentucky                                40202
       (Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code: (502) 719-1600

                            515 West Market Street
                             Louisville, Kentucky
         (Former Name or Former Address, if Changed Since Last Report)
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     The undersigned Registrant hereby amends Item 7 of its Current Report on
Form 8-K, filed February 17, 1998, relating to the February 1, 1998, completion of the acquisition of five health care facilities in Texas.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

     (a)  Financial statements of business acquired

          Not applicable because below reporting thresholds.

     (b)  Pro forma financial information.

          Not applicable because below reporting thresholds.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATRIA COMMUNITIES, INC.


Date: March 20, 1998                      By: /s/ Audra J. Eckerle
                                              ----------------------------------
                                          Audra J. Eckerle, Esq.
                                          General Counsel and
                                          Assistant Secretary